Condensed consolidated income statement (unaudited) (Parenthetical) £ in Millions	6 Months Ended
Jun. 30, 2018 GBP (£)
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Tax charge	£ (294)	[1],[2]
IAS 12 update [member] | Increase (decrease) due to changes in accounting policy [member]
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Tax charge	£ 84

[1]	For notes to the Financial Statements see pages 19 to 44
[2]

From 2019, due to an IAS 12 update, the tax relief on payments in relation to A T1 instruments has been recognised in the tax charge of the income statement, whereas it was previously recorded in re tained earnings . Comparatives have been restated, reducing the tax charge for H118 by £ 84 m. Further detail can be found in Note 1, B asis of preparation on pages 19 to 20